     As filed with the Securities and Exchange Commission on April 12, 2001
                                                           Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            GENERAL CABLE CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                               06-1398235
----------------------------------       --------------------------------
 (State or other jurisdiction of                (I.R.S. Employer
 incorporation or organization)              Identification Number)

                                4 TESSENEER DRIVE
                        HIGHLAND HEIGHTS, KENTUCKY 41076
          ------------------------------------------------------------
          (Address of principal executive offices including zip code)



                            GENERAL CABLE CORPORATION
                             2000 STOCK OPTION PLAN
         -------------------------------------------------------------
                            (Full title of the plan)



                               STEPHEN RABINOWITZ
                      Chairman and Chief Executive Officer
                            General Cable Corporation
                                4 Tesseneer Drive
                        Highland Heights, Kentucky 41076
                                 (859) 572-8000
         -------------------------------------------------------------
            (Name, address and telephone number of agent for service)


                          Copies of Communications to:

      ROBERT J. SIVERD, ESQUIRE                    ALAN H. LIEBLICH, ESQUIRE
      General Cable Corporation                Blank Rome Comisky & McCauley LLP
          4 Tesseneer Drive                             One Logan Square
  Highland Heights, Kentucky 41076              Philadelphia, Pennsylvania 19103
           (859) 572-8890                                (215) 569-5500

                         CALCULATION OF REGISTRATION FEE

======================================== =============== ================ =============== ================
                                                            PROPOSED         PROPOSED
                                                             MAXIMUM         MAXIMUM         AMOUNT OF
          TITLE OF SECURITIES             AMOUNT TO BE   OFFERING PRICE     AGGREGATE      REGISTRATION
           TO BE REGISTERED                REGISTERED       PER SHARE     OFFERING PRICE        FEE
---------------------------------------- --------------- ---------------- --------------- ----------------
Common Stock, par value $.01                403,500(1)        $9.67(2)    $3,901,845           $975.46
---------------------------------------- --------------- ---------------- --------------- ----------------
Common Stock, par value $.01                596,500(3)        $7.71(3)    $4,599,015         $1,149.75
---------------------------------------- --------------- ---------------- --------------- ----------------



(1) Represents the total number of shares of General Cable Corporation common stock, par value $.01 per share ("Common Stock"), currently reserved or available for issuance or granted as awards pursuant to the General Cable Corporation 2000 Stock Option Plan (the "Plan"), less 596,500 shares issuable upon the exercise of stock options previously granted as described below in Note (3).

(2) Estimated solely for purposes of calculating the amount of the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended (the "Securities Act"), based upon the average of the high and low prices of Common Stock on the New York Stock Exchange on April 9, 2001.

(3) Represents the total number of shares of Common Stock issuable upon the exercise of stock options granted to date under the Plan at an exercise price of $7.71 per share, in accordance with Rule 457(h).

         In accordance with Rule 416 under the Securities Act, this Registration Statement also covers such indeterminate number of additional shares as may become issuable to prevent dilution resulting from stock splits, stock dividends or similar transactions.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.           PLAN INFORMATION.

                  General Cable Corporation (the "Registrant") is filing this Registration Statement on Form S-8 in order to register 1,000,000 shares of Common Stock, par value $.01 ("Common Stock"), under the General Cable Corporation 2000 Stock Option Plan (the "Plan").

                  The documents containing the information required in Part I of the Registration Statement will be sent or given to each participant in the Plan as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Securities Act"). Such documents are not being filed with the Securities and Exchange Commission (the "Commission") in accordance with the instructions to Form S-8. Such documents, along with the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, constitute a prospectus that meets the requirements of
Section 10(a) of the Securities Act.

ITEM 2.           REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         Upon written or oral request by a participant in the Plan, the Registrant will provide to such participant, without charge, any document incorporated by reference in Item 3 of Part II of this Registration Statement, which is incorporated by reference into the Section 10(a) prospectus, and any document required to be delivered to a participant in the Plan pursuant to Rule 428(b) under the Securities Act. All requests should be directed to Robert J. Siverd, Executive Vice President, General Counsel and Secretary of the Registrant at 4 Tesseneer Drive, Highland Heights, Kentucky 41076, telephone number (859) 572-8890.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The following documents, as filed with the Commission, are incorporated by reference in this Registration Statement:

                  (a) the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

                  (b) all other documents filed with the Commission pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 2000; and

                  (c) The description of the Registrant's Common Stock contained in the Registrant's Form 8-A (File No. 1-12983), as filed with the Commission on May 13, 1997, pursuant to Section 12(b) of the Exchange Act as incorporated by reference from the Registrant's Form S-1 (File No. 333-22961) first filed with the Commission on March 7, 1997.

                  All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part of this Registration Statement from the date of the filing of such documents.

ITEM 4.           DESCRIPTION OF SECURITIES.

                  Not applicable.

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  Not applicable.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  Pursuant to the authority conferred by Section 102 of the Delaware General Corporation Law, as amended ("DGCL"), Article VII of the Registrant's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") contains provisions which eliminate personal liability of members of its board of directors for violations of their fiduciary duty of care. Neither the DGCL nor the Certificate of Incorporation, however, limits the liability of a director for breaching his duty of loyalty, failing to act in good faith, engaging in intentional misconduct or knowingly violating a law, paying a dividend or approving a stock repurchase under circumstances where such payment or repurchase is not permitted under the DGCL, or obtaining an improper personal benefit. Article VII of the Certificate of Incorporation also provides that if the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, the liability of a director of the Registrant shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

                  In accordance with Section 145 of the DGCL, which provides for the indemnification of directors, officers and employees under certain circumstances, Article XIV of the Registrant's Amended and Restated Bylaws (the "Bylaws") provides that the Registrant is obligated to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the Registrant in which such person has been adjudged liable to the Registrant) by reason of the fact that he is or was a director, officer or employee of the Registrant, or is or was a director, officer or employee of the Registrant serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses, judgements, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In the case of any action, suit or proceeding by or in the right of the Registrant in which a claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant, such person shall be indemnified only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought has determined that such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

                  The Registrant currently maintains an insurance policy that provides coverage pursuant to which the Registrant is to be reimbursed for amounts it may be required or permitted by law to pay to indemnify directors and officers.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED.

                  Not applicable.

ITEM 8.           EXHIBITS.

    EXHIBIT       DESCRIPTION OF EXHIBIT
------------      ------------------------------------------------------------------------------------------
     4.1          Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to an exhibit to the Registration Statement on Form S-1/A (File No. 333-22961)
                  filed with the Commission on April 22, 1997.

     4.2          Amended and Restated Bylaws of the Registrant, incorporated by reference to an exhibit to the Registration Statement on Form S-1/A (File No. 333-22961) filed with the Commission on April 22, 1997.

     5.1          Opinion of Robert J. Siverd, Esquire.

    23.1          Consent of Robert J. Siverd, Esquire (included in Exhibit 5.1).

    23.2          Consent of Deloitte & Touche LLP.

    24.1          Power of Attorney (included on the signature page).

ITEM 9.           UNDERTAKINGS.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post effective amendment to this Registration Statement:

                           (i)  To include any prospectus required by  Section
10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events
arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                           (iii) To include any material information with
respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         Provided, however, that Paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referred to in Item 6 of Part II of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the mater has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Highland Heights, Commonwealth of Kentucky, on this 12th day of April 2001.

                                          GENERAL CABLE CORPORATION

                                          By:      /s/Stephen Rabinowitz
                                             -----------------------------------
                                                   Stephen Rabinowitz
                                                   Chairman and
                                                   Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated. Each person whose signature appears below hereby authorizes Stephen Rabinowitz to file one or more Amendments, including Post-Effective Amendments, to this Registration Statement, which Amendments may make such changes as Stephen Rabinowitz deems appropriate, and each such person whose signature appears below, individually and in each capacity stated below, hereby appoints Stephen Rabinowitz as attorney-in-fact to execute in his name and on his behalf any such Amendment to this Registration Statement.

April 12, 2001                                       /s/Stephen Rabinowitz
                                            -------------------------------------------------------------
                                                     Stephen Rabinowitz
                                                     Chairman and Chief Executive Officer (Principal Executive
                                                     Officer)

April 12, 2001                                       /s/Christopher F. Virgulak
                                            -------------------------------------------------------------
                                                     Christopher F. Virgulak
                                                     Executive Vice President and Chief Financial Officer
                                                     (Principal Accounting and Financial Officer)

April 12, 2001                                       /s/Gregory B. Kenny
                                            -------------------------------------------------------------
                                                     Gregory B. Kenny
                                                     President, Chief Operating Officer and Director

April 12, 2001                                       /s/Gregory E. Lawton
                                            -------------------------------------------------------------
                                                     Gregory E. Lawton
                                                     Director

April 12, 2001                                       /s/Jeffrey Noddle
                                            -------------------------------------------------------------
                                                     Jeffrey Noddle
                                                     Director

April 12, 2001                                       /s/Robert L. Smialek
                                            -------------------------------------------------------------
                                                     Robert L. Smialek
                                                     Director

April 12, 2001                                       /s/John E. Welsh, III
                                            -------------------------------------------------------------
                                                     John E. Welsh, III
                                                     Director

                                  EXHIBIT INDEX

    EXHIBIT       DESCRIPTION OF EXHIBIT
-------------     ----------------------------------------------------------------------------------------------
     4.1          Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to an exhibit to the Registration Statement on Form S-1/A (File No. 333-22961)
                  filed with the Commission on April 22, 1997.

     4.2          Amended and Restated Bylaws of the Registrant, incorporated by reference to an exhibit to the Registration Statement on Form S-1 (File No. 333-22961) filed with the Commission on
                  April 22, 1997.

     5.1          Opinion of Robert J. Siverd, Esquire.

    23.1          Consent of Robert J. Siverd, Esquire (included in Exhibit 5.1).

    23.2          Consent of Deloitte & Touche LLP.

    24.1          Power of Attorney (included on the signature page).